STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	3
Beginning Date of Collection Period	20-Nov-03
End Date of Collection Period	21-Dec-03
Payment Date	22-Dec-03
Previous Payment Date	20-Nov-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	34,635,607.09
Principal Collections	30,125,246.14
Collections of Interest (net of Servicing Fee and principal recoveries)	4,244,029.53
Servicing fee	266,331.42
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	34,635,607.09
Interest Paid to Certificates	744,036.82
Principal Paid to Certificates	33,625,238.85
Equity Certificate	-
Servicing Fee	266,331.42

Balance Reconciliation

Begin Principal Balance	639,195,401.12
Principal Collections (including repurchases)	30,125,246.14
Charge off Amount	0.00
End Principal Balance	609,070,154.98

Collateral Performance
Cash Yield (% of beginning balance)	8.47%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	8.47%

Delinquent Loans
one payment principal balance of loans	5,245,939.51
one payment number of loans	63
two payments principal balance of loans	1,506,203.96
two payments number of loans	14
three payments plus principal balance of loans	379,278.80
three payments plus number of loans	6

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,968
Number outstanding end of period	6,722
Number that went into REO	-
Principal Balance that went into REO	0.00

Overcollateralization
Begin OC Amount	86,825,305.46
OC Release Amount	0.00
Extra Principal Payment	3,499,992.71
End OC Amount	90,325,298.17

Target OC Amount	122,299,780.45
Interim OC Amount	86,825,305.46
Interim OC Deficiency	35,474,474.99

Monthly Excess Cashflow	3,499,992.71

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Note Principal Balance as Percent of Total Original Note Balance	79.38%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.47000%
Class A Pass-Through Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.75000%
Class M Pass-Through Rate	1.75000%
Available Funds Cap	9.58894%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	52.559982
2. Principal Payment per $1,000	51.455494
3. Interest Payment per $1,000	1.104489

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.47000%
2. Days in Accrual Period	32

3. Class A Interest Due	604,829.15
4. Class A Interest Paid	604,829.15
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	462,879,448.99
2. Class A Principal Due	28,177,542.83
3. Class A Principal Paid	28,177,542.83
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Balance, EOP	434,701,906.16

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP
8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.7137140

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	52.770361
2. Principal Payment per $1,000	51.455494
3. Interest Payment per $1,000	1.314868

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.75000%
2. Days in Accrual Period	32

3. Class M Interest Due	139,207.67
4. Class M Interest Paid	139,207.67
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	89,490,646.67
2. Class M Principal Due	5,447,696.02
3. Class M Principal Paid	5,447,696.02
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Balance, EOP	84,042,950.65

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP
8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1379857